SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

      Date of Report (date of earliest event reported) December 24, 2003

                         Premier Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)
            --------------------------------------------------------

          Kentucky                0-20908                 61-1206757
   ---------------------   ---------------------   ------------------------
   (State or other juris-  (Commission File No.)    (IRS Employer Identi-
   diction of corporation)                                fication No.)


                               2883 Fifth Avenue
                        Huntington, West Virginia 25702
        --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (304) 525-1600
                              ---------------------

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

     On December 24, 2003, Premier Financial Bancorp, Inc. (Premier) issued a news release announcing that Farmers Deposit Bank, Eminence, Kentucky, a wholly owned subsidiary of Premier, has consented to the issuance of a cease and desist order by the FDIC. The full text of that press release is furnished as
Exhibit 99.1.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: December 24, 2003            Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated December 24, 2003,
                                        captioned "Farmers Deposit Bank -
                                        Eminence, Kentucky Agrees to FDIC
                                        Cease & Desist Order".